FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

(Investor Shares: FAMVX)

FAM Dividend Focus Fund

(Investor Shares: FAMEX)

FAM Small Cap Fund

(Investor Shares: FAMFX)

Supplement dated August 16, 2022 to the

Statement of Additional Information (“SAI”)

for Investor Shares of the Funds

The Board of Trustees of Fenimore Asset Management Trust (the “Trust”), which consists of FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (collectively, the “Funds”), has recently taken certain action with respect to the Board’s membership. The Board has appointed a new Trustee to the Board of Trustees of the Trust and one of the Trustees has retired from the Board.

Effective June 30, 2022, Fred Lager retired from his position on the Board and, accordingly, all references regarding Mr. Lager are deemed to be deleted from the SAI effective as of that date.

In addition, the members of the Board have appointed Yolanda P. Caldwell to serve as a member of the Board, and Ms. Caldwell is considered to be an Independent Trustee of the Trust for regulatory purposes.

On Page 12, in the sub-section titled “Trustee Qualifications” in the section titled “Board of Trustees and Officers”, the following information is added with respect to Ms. Caldwell:

Yolanda P. Caldwell – As an experienced business professional who has previously worked in the financial services industry for a large, global insurance and asset management company and who currently serves as the Chief Diversity Officer for the College of Saint Rose in Albany, New York, Ms. Caldwell has experience managing diverse business operations and communications projects. Ms. Caldwell also serves as the Director of the Women’s Leadership Institute and the BOLD Women’s Leadership Network at the College of Saint Rose, each of which provide support to, and foster the development of, women leaders.

In the table beginning on Page 13, the following information is added with respect to Ms. Caldwell:

Name, Address and Age	Position(s) with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Yolanda P. Caldwell 384 North Grand St. Cobleskill, NY 12043 Age: 53	Trustee since May 2022 Indefinite Term	Chief Diversity Officer, the College of Saint Rose (institution of higher learning) (November 2020 to present); Director of the Women’s Leadership Institute at the College of Saint Rose (October 2018 to present) Titus Enterprises, LLC, owner and founder (business consulting firm) (August 2002 to present)	3	None

In the table beginning on Page 15, the following information is added with respect to Ms. Caldwell:

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Yolanda P. Caldwell*	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$50,0001 - $100,000

*Ms. Caldwell’s shareholdings of the Funds is as of July 31, 2022.

In the table on Page 16, the following information is added with respect to Ms. Caldwell:

Name of Trustee	Aggregate Compensation from the Funds Accrued as Part of Fund Expenses*	Pension or Retirement Benefits	Est. Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees*
Yolanda P. Caldwell	$0	$0	$0	$0

*Ms. Caldwell was not a member of the Board during the Funds’ most fiscal year ended December 31, 2021, and therefore she did not receive any compensation from the Funds for service on the Board during the past fiscal year.

Ms. Caldwell has been added as a member of the Audit Committee, the Nominating and Corporate Governance Committee and the Valuation Committee of the Board.

Investors should retain this supplement for future reference.